[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) STRATEGIC
                    GROWTH FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001


                  -------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 34)
                  -------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of S. Irfan Ali]
     S. Irfan Ali

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -28.86%, Class B shares -29.07%, Class C shares -29.07%, Class I shares -28.73%, and Class J shares -29.09%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -17.84% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P
500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -33.23%.

Q.  WHAT LED TO THE STOCK MARKET'S STRUGGLES DURING THE PAST SIX MONTHS?

A. We've had not only a valuation correction, but also a re-rating of profit expectations for the future. Towards the end of last year, the previous round of Federal Reserve Board (the Fed) interest rate increases, higher energy prices, and a stronger dollar began to translate into slower corporate profits growth. The ripple effect of this slowdown has had a particularly acute impact on technology companies, whose business models are highly leveraged to growth and whose stocks had been priced for perfection. The selloff in technology shares led most major market indices to post negative returns during the period. With significantly greater exposure to technology, growth-oriented portfolios such as ours have tended to lag the broader market.

Q.  WHY DID TECHNOLOGY STOCKS DECLINE SO SIGNIFICANTLY?

A. With capital spending slowing faster than the economy overall, technology companies saw their revenues and earnings growth decelerate dramatically. In addition, the failure of many dot.coms diminished a previous sense of urgency felt by many large corporations to spend on web-based or wireless initiatives. Deteriorating company fundamentals delivered a hard hit not only to earnings but also to expectations. This resulted in a puncture wound to highly inflated valuations and led the technology group to lose over half its value over the course of six months.

Q.  WHAT APPROACH DID YOU PURSUE AS THIS TRANSPIRED?

A. While technology remained the largest sector in the portfolio at the end of the period, we did reduce our exposure to the group. Most notably, we cut our holdings among cyclically exposed semi-conductor manufacturers. We also trimmed positions among suppliers of networking and telecommunications gear because we believed that higher inventories and a substantially weaker customer base could make for a slow recovery in this area. That said, we did add to the fund's software holdings, particularly those with what we viewed as strong secular growth stories, such as VERITAS; a clear product cycle, such as Microsoft; or potential for a compelling return on our investment, such as Rational Software.

    Outside of technology, we added to our financial services and health care holdings. Within financial services, we increased our exposure to commercial property casualty insurers and brokers after we saw further evidence that a sustainable cycle change was in progress. We also took advantage of near-term sector weakness to buy select banking stocks that we saw as having more limited consumer credit exposure. Examples of these investments include SouthTrust and Comerica. As for health care, we boosted our holdings among medical equipment companies such as Applera Corporation and Waters Corporation because we believe that investor concerns over the impact of currency and product cycle shifts may resolve themselves, while demand for the tools needed to explore genomics could flourish.

Q. EVEN WITHIN SUCH A DIFFICULT ENVIRONMENT, THERE MUST HAVE BEEN SOME STOCKS THAT HELPED PERFORMANCE.

A. There were stocks that did help the fund's performance. During this period, growth companies that were perceived as more defensive in nature fared better than the overall market. The fund's investments in business services firms -- companies that provide transaction processing and outsourcing services -- performed well. These companies have tended to have large recurring revenues, high margins, cash flows, good earnings visibility, and ample opportunity to grow as corporations increasingly look to outsource non-core functions. In addition, food and drug retailers were rewarded for their steady, albeit less spectacular earnings growth. During the period, fund holdings such as CVS, Safeway, and Wal-Mart were acknowledged for their ability to deliver solid results. Our positioning among financial services companies was also advantageous. By the end of the period, the Federal National Mortgage Association (Fannie Mae) and Freddie Mac (Federal Home Loan Mortgage Corporation) had performed well for the fund after shrugging off political concerns that arose when some members of Congress began to question the implied U.S. government backing traditionally enjoyed by these agencies. In addition, our investments among commercial lines insurers performed well on a relative basis.

Q.  WHAT IS YOUR OUTLOOK?

A. The slowing of the U.S. economy has created some serious ripples in the market, especially in the technology sector. While debates have raged as to how long and severe an economic slowdown may be, we believe that the more important focus should lie beyond the next few quarters. This is because we feel that a series of interest rate reductions begun by the Fed in January of this year will ultimately help to reaccelerate the economy. Also, valuation levels have corrected considerably. This has created market conditions in which valuations have once again become important to investors. This combination of interest rate cuts and a return to valuation-based investing, we believe, were exactly the two preconditions that were required to create and sustain reasonable market advances going forward. The wild market boom that took place during most of 1999 and into 2000 was characterized by incredible momentum and investor exuberance. We feel that this caused stock prices to overshoot on the upside, and in many cases, to become overvalued. Conversely, we believe that market downturns, such as the one we experienced during the period just ended, are often characterized by investors' fears. We think this fear will cause stock prices overshoot on the downside this time. We remain firm in our conviction that long-term earnings and cash flow growth ultimately drive stock prices, and we will remain focused on using our bottom-up, fundamental research process to identify those companies with the brightest growth prospects.

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   S. IRFAN ALI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND THE LARGE-CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS.

   IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, AND PORTFOLIO MANAGER IN 1999. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  APRIL 11, 1997
                               CLASS C  APRIL 11, 1997
                               CLASS I  JANUARY 2, 1997
                               CLASS J  DECEMBER 31, 1999

  SIZE:                        $2.6 BILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    -28.86%      -24.20%      +46.74%      +208.20%      +257.51%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --         -24.20%      +13.64%      + 25.25%      + 28.03%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --         -28.56%      +11.42%      + 23.77%      + 26.57%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    -29.07%      -24.66%      +43.87%      +200.22%      +248.25%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --         -24.66%      +12.89%      + 24.59%      + 27.38%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --         -27.26%      +12.10%      + 24.42%      + 27.31%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    -29.07%      -24.67%      +43.94%      +200.76%      +248.88%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --         -24.67%      +12.91%      + 24.64%      + 27.42%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --         -25.32%      +12.91%      + 24.64%      + 27.42%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    -28.73%      -23.92%      +48.33%      +212.36%      +262.34%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --         -23.92%      +14.05%      + 25.58%      + 28.36%
---------------------------------------------------------------------------------------------------------------

CLASS J
                                                 6 Months       1 Year      3 Years       5 Years         Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                    -29.09%      -24.68%      +45.65%      +205.90%      +254.84%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --         -24.68%      +13.35%      + 25.06%      + 27.84%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --         -26.94%      +12.21%      + 24.30%      + 27.09%
---------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 2.00% sales charge. Class J shares are only available to Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                          26.9%
              FINANCIAL SERVICES                  15.6%
              SPECIAL PRODUCTS & SERVICES         12.4%
              UTILITIES & COMMUNICATIONS          11.6%
              RETAILING                            8.4%


TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.1%                              RATIONAL SOFTWARE CORP.  2.2%
Computer software and systems company              Provider of automated, integrated solutions

TYCO INTERNATIONAL LTD.  3.3%                      VIACOM, INC.  2.0%
Security systems, packaging, and electronic        Entertainment, media, and publishing company
equipment conglomerate
                                                   AMERICAN INTERNATIONAL GROUP, INC.  1.8%
THE ST. PAUL COMPANIES, INC.  2.4%                 Insurance and insurance-related holding
Underwriter of property and casualty and life      company
insurance and reinsurance
                                                   ORACLE CORP.  1.8%
CVS CORP.  2.3%                                    Database software developer and manufacturer
Drug store chain
                                                   FREDDIE MAC  1.8%
AUTOMATIC DATA PROCESSING, INC.  2.3%              U.S. mortgage banker and underwriter
Provider of transaction processing, data
communications, and information services

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 95.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.2%
  Advertising - 0.6%
    Omnicom Group, Inc.                                               161,300             $   14,628,297
--------------------------------------------------------------------------------------------------------
  Aerospace - 1.6%
    United Technologies Corp.                                         536,400             $   41,790,924
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                                             526,600             $   22,828,110
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Comerica, Inc.                                                    156,900             $    9,986,685
    SouthTrust Corp.                                                  361,200                 15,283,275
                                                                                          --------------
                                                                                          $   25,269,960
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.8%
    Pharmacia Corp.                                                   720,665             $   37,258,381
    Waters Corp.*                                                     519,100                 34,187,926
                                                                                          --------------
                                                                                          $   71,446,307
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Affiliated Computer Services, Inc., "A"*                          530,326             $   33,352,202
    Sun Microsystems, Inc.*                                           136,888                  2,720,649
                                                                                          --------------
                                                                                          $   36,072,851
--------------------------------------------------------------------------------------------------------
  Business Services - 8.7%
    Automatic Data Processing, Inc.                                   956,800             $   56,451,200
    BEA Systems, Inc.*                                                388,300                 14,901,013
    BISYS Group, Inc.*                                                636,480                 34,449,480
    Computer Sciences Corp.*                                          245,100                 14,634,921
    First Data Corp.                                                  287,950                 17,783,792
    Fiserv, Inc.*                                                     704,615                 34,878,442
    TeleTech Holdings, Inc.*                                        2,044,000                 31,682,000
    VeriSign, Inc.*                                                   301,015                 14,354,653
    WebTrends Corp.*                                                  185,600                  2,807,200
                                                                                          --------------
                                                                                          $  221,942,701
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.7%
    Motorola, Inc.                                                    566,241             $    8,589,876
    Sprint Corp. (PCS Group)*                                       1,393,000                 35,075,740
                                                                                          --------------
                                                                                          $   43,665,616
--------------------------------------------------------------------------------------------------------
  Communication Services - 0.9%
    SBA Communications Corp.*                                         725,234             $   23,932,722
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                            1,062,500             $   23,242,188
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.5%
    Documentum, Inc.*                                                 625,200             $   13,363,650
    Microsoft Corp.*                                                1,708,300                100,789,700
                                                                                          --------------
                                                                                          $  114,153,350
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    EMC Corp.*                                                        512,400             $   20,373,024
    Internet Security Systems, Inc.*                                  151,100                  8,423,825
    Kana Communications, Inc.*                                        295,300                    904,356
    Vignette Corp.*                                                 2,347,300                 14,450,566
                                                                                          --------------
                                                                                          $   44,151,771
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 11.4%
    Ariba, Inc.*                                                       57,400             $      947,100
    BMC Software, Inc.*                                               498,862                 15,028,218
    Brocade Communications Systems, Inc.*                             144,500                  5,608,406
    Cadence Design Systems, Inc.*                                     934,540                 23,690,589
    Computer Associates International, Inc.                           254,220                  7,929,122
    Comverse Technology, Inc.*                                        344,800                 25,838,450
    E.piphany, Inc.*                                                  730,550                 12,282,372
    Extreme Networks, Inc.*                                           387,700                  8,765,655
    I2 Technologies, Inc.*                                            251,000                  6,745,625
    McDATA Corp.*                                                      21,925                    391,909
    NetIQ Corp.*                                                      352,200                 11,094,300
    Oracle Corp.*                                                   2,270,500                 43,139,500
    Peoplesoft, Inc.*                                                 696,900                 22,475,025
    Rational Software Corp.*                                        1,558,600                 54,453,587
    Siebel Systems, Inc.*                                             384,900                 14,722,425
    VERITAS Software Corp.*                                           572,479                 37,175,355
                                                                                          --------------
                                                                                          $  290,287,638
--------------------------------------------------------------------------------------------------------
  Conglomerates - 4.3%
    General Electric Co.                                              651,400             $   30,290,100
    Tyco International Ltd.                                         1,475,004                 80,608,969
                                                                                          --------------
                                                                                          $  110,899,069
--------------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Applied Micro Circuits Corp.*                                     160,500             $    4,293,375
    Flextronics International Ltd.*                                   400,900                 10,623,850
    Intel Corp.                                                       257,988                  7,368,782
    SCI Systems, Inc.*                                                 40,100                    820,847
                                                                                          --------------
                                                                                          $   23,106,854
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.5%
    Clear Channel Communications, Inc.*                               195,900             $   11,195,685
    EchoStar Communications Corp.*                                  1,300,235                 33,968,639
    Fox Entertainment Group, Inc.*                                    417,500                  9,978,250
    Viacom, Inc., "B"*                                                993,013                 49,352,746
    Walt Disney Co.                                                   309,900                  9,591,405
                                                                                          --------------
                                                                                          $  114,086,725
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Citigroup, Inc.                                                   849,957             $   41,800,885
    Fannie Mae                                                         26,862                  2,140,901
    FleetBoston Financial Corp.                                       690,300                 28,474,875
    Freddie Mac                                                       652,000                 42,934,200
    Merrill Lynch & Co., Inc.                                          55,600                  3,330,440
    Morgan Stanley Dean Witter & Co.                                   38,474                  2,505,812
                                                                                          --------------
                                                                                          $  121,187,113
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    J. P. Morgan Chase & Co.                                          266,000             $   12,411,560
--------------------------------------------------------------------------------------------------------
  Insurance - 8.0%
    AFLAC, Inc.                                                       635,338             $   38,221,934
    American International Group, Inc.                                540,589                 44,220,180
    Gallagher (Arthur J.) & Co.                                     1,545,860                 39,465,806
    Hartford Financial Services Group, Inc.                           388,100                 24,780,185
    The St. Paul Cos., Inc.                                         1,242,100                 57,496,809
                                                                                          --------------
                                                                                          $  204,184,914
--------------------------------------------------------------------------------------------------------
  Internet - 1.0%
    BroadVision, Inc.*                                              1,589,900             $   11,526,775
    InterNAP Network Services Corp.*                                  447,600                  1,678,500
    XO Communications, Inc.*                                          902,400                 13,423,200
                                                                                          --------------
                                                                                          $   26,628,475
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    American Home Products Corp.                                      507,568             $   31,352,475
    Bristol-Myers Squibb Co.                                          556,636                 35,296,289
                                                                                          --------------
                                                                                          $   66,648,764
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.7%
    Applera Corp. - Applied Biosystems Group                          563,200             $   38,917,120
    VISX, Inc.*                                                       247,700                  4,223,285
                                                                                          --------------
                                                                                          $   43,140,405
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    Baker Hughes, Inc.                                                754,600             $   29,580,320
    Global Marine, Inc.*                                              748,900                 21,500,919
    Noble Drilling Corp.*                                             490,000                 22,809,500
    Weatherford International, Inc.*                                  462,500                 24,063,875
                                                                                          --------------
                                                                                          $   97,954,614
--------------------------------------------------------------------------------------------------------
  Oils - 2.4%
    Santa Fe International Corp.                                    1,069,300             $   40,045,285
    Transocean Sedco Forex, Inc.                                      463,907                 22,327,844
                                                                                          --------------
                                                                                          $   62,373,129
--------------------------------------------------------------------------------------------------------
  Retail - 4.9%
    CVS Corp.                                                         936,298             $   57,114,178
    RadioShack Corp.                                                  682,100                 29,193,880
    Wal-Mart Stores, Inc.                                             755,076                 37,821,757
                                                                                          --------------
                                                                                          $  124,129,815
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.8%
    Kroger Co.*                                                     1,436,164             $   34,812,616
    Safeway, Inc.*                                                    655,710                 35,611,610
                                                                                          --------------
                                                                                          $   70,424,226
--------------------------------------------------------------------------------------------------------
  Telecommunications - 9.2%
    ADC Telecommunications, Inc.*                                     572,400             $    6,367,950
    Allegiance Telecom, Inc.*                                         796,000                 16,119,000
    American Tower Corp., "A"*                                      1,339,500                 38,765,130
    AT&T Corp., "A"*                                                  711,800                 10,463,460
    Cabletron Systems, Inc.*                                          423,500                  5,696,075
    Charter Communications, Inc.*                                     240,000                  5,130,000
    CIENA Corp.*                                                      190,200                 12,779,063
    Cisco Systems, Inc.*                                            1,377,848                 32,637,774
    Corning, Inc.                                                     618,200                 16,753,220
    Cox Communications, Inc.*                                         359,500                 14,926,440
    McLeodUSA, Inc., "A"*                                             260,200                  3,415,125
    Metromedia Fiber Network, Inc., "A"*                              807,720                  7,673,340
    NTL, Inc.*                                                         77,585                  2,016,434
    Qwest Communications International, Inc.*                         790,300                 29,217,391
    Time Warner Telecom, Inc.*                                        299,200                 19,354,500
    UnitedGlobalCom, Inc.*                                            554,100                  8,761,706
    Winstar Communications, Inc.*                                     281,200                  3,550,150
                                                                                          --------------
                                                                                          $  233,626,758
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                        437,500             $   23,611,875
    Calpine Corp.*                                                    478,100                 21,270,669
                                                                                          --------------
                                                                                          $   44,882,544
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,329,097,400
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.2%
  Bermuda - 0.8%
    Global Crossing Ltd. (Telecommunications)*                      1,220,400             $   19,807,092
--------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Nortel Networks Corp. (Telecommunications)                        376,400             $    6,959,636
--------------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                           279,450             $   17,919,731
--------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Fast Retailing Co. (Retail)                                        62,500             $   10,069,296
--------------------------------------------------------------------------------------------------------
  Sweden
    Tele1 Europe Holding AB (Telecommunications)*                       2,220             $        9,925
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    BP Amoco PLC, ADR (Oils)                                          185,550             $    9,203,280
    Cable & Wireless PLC (Telecommunications)                         756,973                  8,195,175
    HSBC Holdings PLC (Banks and Credit Cos.)*                      1,284,196                 17,072,908
    Vodafone Group PLC (Telecommunications)*                        6,520,427                 17,671,465
                                                                                          --------------
                                                                                          $   52,142,828
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  106,908,508
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,735,122,825)                                            $2,436,005,908
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------------
  Insurance
    Lincoln National Corp. 1.85% (Identified Cost, $537,967)           25,300             $      543,950
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.3%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    Candescent Technologies Corp., 8s, 2003##                      $   10,000             $    7,000,000
--------------------------------------------------------------------------------------------------------
  Financial Services
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##          $      394             $      401,387
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $9,078,634)                                     $    7,401,387
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.7%
--------------------------------------------------------------------------------------------------------
    American General Finance Corp., due 3/01/01                    $      462             $      462,000
    Bank of America Corp., due 3/01/01                                 18,331                 18,331,000
    Cargill, Inc., due 3/01/01                                            228                    228,000
    Citicorp, due 3/01/01 - 3/06/01                                    21,318                 21,302,750
    Dow Chemical Co., due 3/01/01                                       1,932                  1,932,000
    Ford Motor Credit Corp., due 3/09/01                               50,000                 49,939,222
    Gannett, Inc., due 3/01/01                                          1,056                  1,056,000
    General Electric Capital Corp., due 3/01/01                        19,797                 19,797,000
    Gillette Co., due 3/01/01                                           2,222                  2,222,000
    IBM Credit Corp., due 3/01/01                                       2,937                  2,937,000
    McDonalds Corp., due 3/01/01                                          664                    664,000
    Prudential Funding Corp., due 3/01/01                                 893                    893,000
    The Home Depot, Inc., due 3/01/01                                     241                    241,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  120,004,972
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 02/28/01, due 03/01/01, total
      to be received $1,930,293 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                             $    1,930             $    1,930,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,866,674,398)                                       $2,565,886,217

Other Assets, Less Liabilities - (0.5)%                                                      (12,913,308)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,552,972,909
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,866,674,398)        $2,565,886,217
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    131,059,622
  Cash                                                                      711
  Receivable for investments sold                                     1,779,558
  Receivable for fund shares sold                                     3,517,090
  Interest and dividends receivable                                   1,147,829
  Other assets                                                            2,468
                                                                 --------------
      Total assets                                               $2,703,393,495
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   17,293,895
  Payable for fund shares reacquired                                  1,675,023
  Collateral for securities loaned, at value                        131,059,622
  Payable to affiliates -
    Management fee                                                       53,553
    Shareholder servicing agent fee                                       7,140
    Distribution and service fee                                         50,370
    Administrative fee                                                    1,175
  Accrued expenses and other liabilities                                279,808
                                                                 --------------
      Total liabilities                                          $  150,420,586
                                                                 --------------
Net assets                                                       $2,552,972,909
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $2,993,498,255
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (300,788,886)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (124,209,952)
  Accumulated net investment loss                                   (15,526,508)
                                                                 --------------
      Total                                                      $2,552,972,909
                                                                 ==============
Shares of beneficial interest outstanding                          107,559,010
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,106,360,403 / 46,152,978 shares of
      beneficial interest outstanding)                               $23.97
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $25.43
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,054,868,872 / 44,822,061 shares of
      beneficial interest outstanding)                               $23.53
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $352,192,338 / 14,939,028 shares of
      beneficial interest outstanding)                               $23.58
                                                                     ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $32,876,771 / 1,359,636 shares of
      beneficial interest outstanding)                               $24.18
                                                                     ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $6,674,525 / 285,307 shares of
      beneficial interest outstanding)                               $23.39
                                                                     ======
  Offering price per share (100 / 97 of net asset value
    per share)                                                       $24.11
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                    $     4,662,705
    Dividends                                                         4,550,536
    Foreign taxes withheld                                              (35,258)
                                                                ---------------
      Total investment income                                   $     9,177,983
                                                                ---------------
  Expenses -
    Management fee                                              $    10,854,913
    Trustees' compensation                                               19,945
    Shareholder servicing agent fee                                   1,447,322
    Distribution and service fee (Class A)                            2,117,482
    Distribution and service fee (Class B)                            6,182,340
    Distribution and service fee (Class C)                            2,010,788
    Distribution and service fee (Class J)                               37,661
    Administrative fee                                                  163,099
    Custodian fee                                                       338,361
    Printing                                                            102,371
    Postage                                                             195,748
    Auditing fees                                                        16,600
    Legal fees                                                           18,085
    Amortization of organization expenses                                   147
    Miscellaneous                                                     1,278,130
                                                                ---------------
      Total expenses                                            $    24,782,992
    Fees paid indirectly                                               (110,471)
                                                                ---------------
      Net expenses                                              $    24,672,521
                                                                ---------------
        Net investment loss                                     $   (15,494,538)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $  (108,104,429)
    Foreign currency transactions                                         5,248
                                                                ---------------
      Net realized loss on investments and foreign
        currency transactions                                   $  (108,099,181)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $  (879,262,861)
    Translation of assets and liabilities in foreign
      currencies                                                         12,736
                                                                ---------------
      Net unrealized loss on investments and foreign currency
        translation                                             $  (879,250,125)
                                                                ---------------
        Net realized and unrealized loss on investments and
          foreign currency                                      $  (987,349,306)
                                                                ---------------
          Decrease in net assets from operations                $(1,002,843,844)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 28, 2001                 AUGUST 31, 2000
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (15,494,538)                 $  (27,229,835)
  Net realized gain (loss) on investments and foreign
    currency transactions                                     (108,099,181)                    418,023,927
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (879,250,125)                    401,006,774
                                                           ---------------                  --------------
      Increase (decrease) in net assets from
        operations                                         $(1,002,843,844)                 $  791,800,866
                                                           ---------------                  --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $  (156,149,336)                 $  (37,735,978)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (156,847,963)                    (46,345,703)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (50,741,777)                    (13,271,635)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (5,184,535)                     (1,678,981)
  From net realized gain on investments and foreign
    currency transactions (Class J)                               (999,482)                           --
                                                           ---------------                  --------------
      Total distributions declared to shareholders         $  (369,923,093)                 $  (99,032,297)
                                                           ---------------                  --------------
Net increase in net assets from fund share
  transactions                                             $   649,942,567                  $1,203,185,226
                                                           ---------------                  --------------
      Total increase (decrease) in net assets              $  (722,824,370)                 $1,895,953,795
Net assets:
  At beginning of period                                     3,275,797,279                   1,379,843,484
                                                           ---------------                  --------------
  At end of period (including accumulated net
    investment loss of $15,526,508 and $31,970,
    respectively)                                          $ 2,552,972,909                  $3,275,797,279
                                                           ===============                  ==============

See notes to financial statements.

FINANCIAL STATEMENTS

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,                       PERIOD ENDED
                           SIX MONTHS ENDED         -------------------------------------------------------        AUGUST 31,
                          FEBRUARY 28, 2001                2000           1999           1998          1997             1996*
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $ 39.19              $28.18         $18.79         $16.79        $12.26            $10.00
                                    -------              ------         ------         ------        ------            ------
Income from investment operations# -
  Net investment income
    (loss)(S)                       $ (0.11)             $(0.28)        $(0.18)        $(0.14)       $(0.11)           $ 0.02
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                 (10.84)              13.13          10.29           2.32          6.67              2.24
                                    -------              ------         ------         ------        ------            ------
      Total from investment
        operations                  $(10.95)             $12.85         $10.11         $ 2.18        $ 6.56            $ 2.26
                                    -------              ------         ------         ------        ------            ------
Less distributions declared
  to shareholders from net
  realized gain on
  investments and foreign
  currency transactions             $ (4.27)             $(1.84)        $(0.72)        $(0.18)       $(2.03)           $  --
                                    -------              ------         ------         ------        ------            ------
Net asset value - end of
  period                            $ 23.97              $39.19         $28.18         $18.79        $16.79            $12.26
                                    =======              ======         ======         ======        ======            ======
Total return(+)                      (28.86)%++           47.18%         54.40%         13.07%        59.54%            22.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                           1.35%+              1.32%          1.38%          1.36%         1.29%             0.44%+
  Net investment income (loss)        (0.71)%+            (0.78)%        (0.69)%        (0.66)%       (0.82)%            0.23%+
Portfolio turnover                       45%                104%           112%            56%           82%              104%
Net assets at end of period
  (000 omitted)                  $1,106,360          $1,356,313       $512,994       $168,536       $21,699           $10,145

  (S) For the periods ended August 31, 1997, and 1996, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than
      0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. Prior to August 31, 1998, the distributor voluntarily waived a portion of its distribution fee for certain of the periods indicated. If these fees had been incurred by the fund and/or if actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss          $ --                $ --           $ --           $(0.15)       $(0.15)           $(0.05)
        Ratios (to average net assets):
          Expenses##                   --                  --             --             1.43%         1.59%             1.84%+
          Net investment loss          --                  --             --            (0.72)%       (1.12)%           (0.66)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                  SIX MONTHS ENDED          ---------------------------------------------          AUGUST 31,
                                 FEBRUARY 28, 2001                 2000             1999             1998               1997*
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                   $ 38.45               $27.75           $18.59           $16.75              $12.53
                                           -------               ------           ------           ------              ------
Income from investment operations# -
  Net investment loss(S)                   $ (0.21)              $(0.49)          $(0.35)          $(0.28)             $(0.09)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                        (10.62)               12.92            10.18             2.30                4.31
                                           -------               ------           ------           ------              ------
      Total from investment
        operations                         $(10.83)              $12.43           $ 9.83           $ 2.02              $ 4.22
                                           -------               ------           ------           ------              ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                    $ (4.09)              $(1.73)          $(0.67)          $(0.18)             $ --
                                           -------               ------           ------           ------              ------
Net asset value - end of period            $ 23.53               $38.45           $27.75           $18.59              $16.75
                                           =======               ======           ======           ======              ======
Total return                                (29.07)%++            46.23%           53.47%           12.12%              33.76%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  2.00%+               1.97%            2.03%            2.08%               2.02%+
  Net investment loss                        (1.36)%+             (1.43)%          (1.34)%          (1.36)%             (1.46)%+
Portfolio turnover                              45%                 104%             112%              56%                 82%
Net assets at end of period
  (000 omitted)                         $1,054,869           $1,419,290         $656,217         $196,519             $15,735

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                 $ --                 $ --             $ --             $ --                $(0.12)
        Ratios (to average net assets):
          Expenses##                          --                   --               --               --                  2.51%+
          Net investment loss                 --                   --               --               --                 (1.95)%+
  * For the period from the inception of Class B shares, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                      SIX MONTHS ENDED          ----------------------------------------          AUGUST 31,
                                     FEBRUARY 28, 2001               2000            1999           1998               1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $ 38.54             $27.81          $18.63         $16.77              $12.53
                                               -------             ------          ------         ------              ------
Income from investment operations# -
  Net investment loss(S)                       $ (0.21)            $(0.49)         $(0.35)        $(0.28)             $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (10.64)             12.96           10.20           2.31                4.33
                                               -------             ------          ------         ------              ------
      Total from investment operations         $(10.85)            $12.47          $ 9.85         $ 2.03              $ 4.24
                                               -------             ------          ------         ------              ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                 $ (4.11)            $(1.74)         $(0.67)        $(0.17)             $ --
                                               -------             ------          ------         ------              ------
Net asset value - end of period                $ 23.58             $38.54          $27.81         $18.63              $16.77
                                               =======             ======          ======         ======              ======
Total return                                    (29.07)%++          46.27%          53.40%         12.20%              33.92%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      2.00%+             1.97%           2.03%          2.08%               2.04%+
  Net investment loss                            (1.36)%+           (1.43)%         (1.34)%        (1.37)%             (1.48)%+
Portfolio turnover                                  45%               104%            112%            56%                 82%
Net assets at end of period
  (000 omitted)                               $352,192           $450,352        $185,784        $52,668              $6,048

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management and distribution fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                     $ --               $ --            $ --           $ --                $(0.13)
        Ratios (to average net assets):
          Expenses##                              --                 --              --             --                  2.56%+
          Net investment loss                     --                 --              --             --                 (1.99)%+
  * For the period from the commencement of Class C shares, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                       SIX MONTHS ENDED          ----------------------------------------          AUGUST 31,
                                      FEBRUARY 28, 2001              2000            1999            1998               1997*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 39.53            $28.36          $18.85          $16.80              $12.08
                                                -------            ------          ------          ------              ------
Income from investment operations# -
  Net investment loss(S)                        $ (0.06)           $(0.15)         $(0.08)         $(0.08)             $(0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (10.93)            13.22           10.34            2.31                4.76
                                                -------            ------          ------          ------              ------
      Total from investment operations          $(10.99)           $13.07          $10.26          $ 2.23              $ 4.72
                                                -------            ------          ------          ------              ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                 $ (4.36)           $(1.90)         $(0.75)         $(0.18)             $ --
                                                -------            ------          ------          ------              ------
Net asset value - end of period                 $ 24.18            $39.53          $28.36          $18.85              $16.80
                                                =======            ======          ======          ======              ======
Total return                                     (28.73)%++         47.73%          55.08%          13.32%              39.24%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.00%+            0.97%           1.03%           1.08%               0.94%+
  Net investment loss                             (0.36)%+          (0.43)%         (0.34)%         (0.37)%             (0.40)%+
Portfolio turnover                                   45%              104%            112%             56%                 82%
Net assets at end of period
  (000 omitted)                                 $32,877           $41,292         $24,849         $18,335             $13,462

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.50% of average daily net assets. Prior to April 11, 1997, the investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                      $ --              $ --            $ --            $ --                $(0.06)
        Ratios (to average net assets):
          Expenses##                               --                --              --              --                  1.14%+
          Net investment loss                      --                --              --              --                 (0.60)%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                              FEBRUARY 28, 2001          AUGUST 31, 2000*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                               CLASS J
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $ 38.46                    $34.29
                                                                        -------                    ------
Income from investment operations# -
  Net investment loss                                                    $(0.20)                   $(0.37)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (10.63)                     4.54
                                                                        -------                    ------
      Total from investment operations                                  $(10.83)                   $ 4.17
                                                                        -------                    ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                  $(4.24)                   $ --
                                                                        -------                    ------
Net asset value - end of period                                         $ 23.39                    $38.46
                                                                        =======                    ======
Total return(+)                                                          (29.09)%++                 46.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               2.00%+                    1.97%+
  Net investment loss                                                     (1.36)%+                  (1.43)%+
Portfolio turnover                                                           45%                      104%
Net assets at end of period (000 omitted)                                $6,675                    $8,551

  * For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $126,180,509. These loans were collateralized by cash of $131,059,622 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    131,059,622        $131,059,622

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $87,531 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $22,940 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,023 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $398,641 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $58,306 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,607 and $4,235 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares and will retain the remaining 0.125%. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $3,408, $944,250, and $43,766 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,450,512,862 and $1,249,337,675, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,866,674,398
                                                               --------------

Gross unrealized depreciation                                  $ (587,078,139)
Gross unrealized appreciation                                     286,289,958
                                                               --------------

    Net unrealized depreciation                                $ (300,788,181)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             12,477,045      $ 368,523,030       22,183,875      $ 777,441,383
Shares issued to shareholders in
  reinvestment of distributions          4,487,912        117,358,330        1,097,102         34,770,416
Shares reacquired                       (5,418,064)      (159,399,379)      (6,881,989)      (239,361,581)
                                        ----------      -------------       ----------      -------------
    Net increase                        11,546,893      $ 326,481,981       16,398,988      $ 572,850,218
                                        ==========      =============       ==========      =============

Class B shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              8,957,314      $ 284,470,690       16,880,873      $ 431,590,084
Shares issued to shareholders in
  reinvestment of distributions          5,420,041        139,405,430        1,319,276         41,226,331
Shares reacquired                       (3,484,823)       (99,978,741)      (4,413,212)      (151,111,832)
                                        ----------      -------------       ----------      -------------
    Net increase                         7,912,578      $ 219,672,136       13,265,868      $ 445,360,982
                                        ==========      =============       ==========      =============

Class C shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,303,746      $  97,963,961        6,130,373      $ 210,247,245
Shares issued to shareholders in
  reinvestment of distributions          1,653,096         42,645,553          362,609         11,366,873
Shares reacquired                       (1,702,978)       (48,234,901)      (1,487,923)       (50,648,339)
                                        ----------      -------------       ----------      -------------
    Net increase                         3,253,864      $  92,374,613        5,005,059      $ 170,965,779
                                        ==========      =============       ==========      =============

Class I shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                234,732      $   7,763,362        1,242,819      $  46,406,757
Shares issued to shareholders in
  reinvestment of distributions            195,493          5,153,207           52,333          1,668,371
Shares reacquired                         (115,068)        (3,318,441)      (1,126,963)       (42,304,361)
                                        ----------      -------------       ----------      -------------
    Net increase                           315,157      $   9,598,128          168,189      $   5,770,767
                                        ==========      =============       ==========      =============

Class J shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001        PERIOD ENDED AUGUST 31, 2000*
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 85,076      $   2,437,205          238,357      $   8,816,672
Shares reacquired                         (22,126)          (621,496)         (16,000)          (579,192)
                                        ----------      -------------       ----------      -------------
    Net increase                            62,950      $   1,815,709          222,357      $   8,237,480
                                        ==========      =============       ==========      =============

* For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $14,485. The fund had no borrowings during the period.

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any business
Vice President, Director, and Secretary,                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                                message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning specialists)
                                                         For general information, call toll free:
Ward Smith+ - Former Chairman (until 1994), NACCO        1-800-225-2606 any business day from 8 a.m. to
Industries (holding company)                             8 p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                 call toll free: 1-800-637-6576 any business day
500 Boylston Street                                      from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                    this service, your phone must be equipped with
                                                         a Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
S. Irfan Ali*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC GROWTH FUND                                        ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                  PAID
We invented the mutual fund(R)                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                        MSG-3  4/01  294.9M  90/290/390/790/890